UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:    July 22, 2010

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 22, 2010, InsWeb Corporation issued a press release announcing financial results for the three months ended June 30, 2010. The press release is attached to this report as Exhibit 99.1.

The attached Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference into any of  InsWeb Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

                InsWeb Corporation has made reference to non-GAAP financial information in the press release; a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.99.1                                           Press release issued by InsWeb Corporation dated July 22, 2010

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2010	INSWEB CORPORATION
(Registrant)

/s/ Kiran Rasaretnam
Kiran Rasaretnam
Chief Financial Officer

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